UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4131 Worth Avenue, Suite 500             Columbus, OH 43219
(Address of principal executive offices)          (Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01	MHO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 22, 2024, M/I Financial, LLC (“M/I Financial”), a wholly-owned subsidiary of M/I Homes, Inc. (the “Company”), entered into a Second Omnibus Amendment and Joinder to Transaction Documents (the “Amendment”) to the Master Repurchase Agreement, (as amended by the Omnibus Amendment to Transaction Documents dated as of July 16, 2024 the “MIF Mortgage Repurchase Facility”) dated as of October 24, 2023 with JPMorgan Chase Bank, N.A., as administrative agent for itself as a buyer and the other buyers listed therein. The purpose of the MIF Mortgage Repurchase Facility is to finance eligible mortgage loans originated by M/I Financial.

The Amendment: (a) extends the term of the MIF Mortgage Repurchase Facility to the earlier of (i) October 21, 2025 or (ii) the date when the Buyers’ commitments are terminated pursuant to the MIF Mortgage Repurchase Facility by order of any Governmental Authority or by operation of law, and (b) provides for a maximum aggregate commitment of $300 million.

The other material terms of the MIF Mortgage Repurchase Facility remain unchanged.

The foregoing summary of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. All capitalized terms not otherwise defined herein are as defined in the 2023 MIF Mortgage Repurchase Facility.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1
Second Omnibus Amendment and Joinder to Transaction Documents, by and among M/I Financial, LLC, Truist Bank, The Huntington National Bank, Texas Capital Bank and JP Morgan Chase Bank, N.A., dated as of October 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

         *Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 25, 2024

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
VP, Chief Accounting Officer and Controller